UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2013

Tower Group International, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	000-50990	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House, 4 Par-la-Ville Road

Hamilton HM 08, Bermuda

(Address of principal executive offices)

441-279-6611

(Registrant’s telephone number, including area code)

Tower Group, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Indemnification Agreements

On March 7, 2013, the board of directors of Canopius Holdings Bermuda Limited, now known as Tower Group International Ltd. (the “Company”) following completion of the Merger (as defined in Item 2.01 below), approved the form of indemnification agreement (the “Indemnification Agreement”) to be entered into on or after the effective time of the Merger between the Company and its directors, executive officers and certain other of its officers and employees. The Indemnification Agreement requires the Company, under the circumstances and to the extent provided for therein, to indemnify such persons to the fullest extent permitted by applicable law against certain expenses and other amounts incurred by any such person as a result of such person being made a party to certain actions, suits, proceedings and other actions by reason of the fact that such person is or was a director, officer, employee, agent or fiduciary of the Company or any of its subsidiaries. The rights of each person who is a party to an Indemnification Agreement are in addition to any other rights such person may have under the Company’s Amended and Restated Bye-Laws, the Bermuda Companies Act of 1981, any other agreement, a vote of the shareholders of the Company, a resolution of directors of the Company or otherwise. The foregoing is only a brief description of the Indemnification Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the form of Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Registration Rights Agreement.

On March 13, 2013, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”), with all of the holders (the “Third Party Investors”) of its common shares immediately prior to the consummation of the Merger (as defined below). Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the common shares held by the Third Party Investors (or their permitted transferees) and to use commercially reasonable efforts to cause such resale registration statement to become effective under the Securities Act of 1933, as amended (the “Securities Act”), within 90 calendar days following the closing of the private placement transaction related thereto. The Company has agreed to pay all expenses incurred with respect to the registration of the common shares held by the Third Party Investors. The Registration Rights Agreement also provides for cross-indemnification for some liabilities, including liabilities arising under the Securities Act. The foregoing is only a brief description of the Registration Rights Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Convertible Note Guarantee.

On March 13, 2013, the Company entered into a guarantee (the “Guarantee”) pursuant to which the Company agreed to unconditionally and irrevocably guarantee all of the obligations of its subsidiary Tower Group, Inc. (“TGI”) under TGI’s 5.00% Convertible Senior Notes scheduled to mature on September 15, 2014 (the “Convertible Notes”) and the indenture related thereto (the “Convertible Note Indenture”). The foregoing is only a brief description of the Guarantee, does not purport to be a complete description thereof and is qualified in its entirety by reference to (i) the Guarantee, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein and (ii) the Convertible Note Indenture and the form of Convertible Note, a copy of which was filed as Exhibit 4.1 to TGI’s Current Report on Form 8-K filed with the SEC on September 20, 2010 and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 13, 2013, the Company and TGI consummated the merger transaction (the “Merger”) contemplated by the Agreement and Plan of Merger, dated as of July 30, 2012, by and among the Company, TGI and certain other parties, as amended, including by Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012 (as so amended, the “Merger Agreement”). In connection with the Merger, the Company, then known as Canopius Holdings Bermuda Limited (“CHBL”), was re-named Tower Group International, Ltd. and became the ultimate parent company of TGI, with TGI becoming its indirect wholly owned subsidiary. Pursuant to the terms of the Merger Agreement, among other things, (i) each issued and outstanding share of TGI common stock was cancelled and automatically converted into the right to receive 1.1330 common shares of the Company, par value $0.01 per share (the “Common Shares”), (ii) each outstanding option to acquire TGI common stock, whether vested or unvested and whether granted under TGI’s 2004 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and constituted a fully vested option to acquire that number of Common Shares (rounded down to the nearest whole number) equal to the number of shares of TGI common stock subject to such option multiplied by 1.1330, on the same terms and conditions (other than vesting and performance conditions) as were applicable to such TGI stock option immediately prior to the Merger and (iii) each issued and outstanding share of TGI restricted stock, whether granted under TGI’s 2004 Long-Term Equity Compensation Plan or otherwise, automatically vested, free of any forfeiture conditions, and was converted into the right to receive, as soon as reasonably practicable after the effective time, 1.1330 Common Shares.

Immediately after giving effect to the issuance of Common Shares to the former TGI stockholders and optionholders in the Merger, approximately 58,447,239 Common Shares were outstanding, of which approximately 76% were held by the former TGI stockholders and optionholders. The remaining 24% of Common Shares outstanding immediately after giving effect to the Merger were held by the Third Party Investors. The Company’s Common Shares trade on the same exchange, The NASDAQ Global Select Market, and under the same trading symbol, “TWGP,” that the shares of TGI common stock traded on and under prior to the Merger.

The foregoing is only a brief description of the Merger, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and is incorporated by reference herein, and to the description of the Merger Agreement included under the heading “Agreement and Plan of Merger” in TGI’s definitive proxy statement on Schedule 14A, filed with the SEC on January 31, 2013 (the “Proxy Statement/Prospectus”).

Item 3.03. Material Modification to Rights of Security Holders.

The Memorandum of Association of the Company is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Bye-laws of the Company were amended and restated as of March 13, 2013. The Bye-laws as amended and restated are filed as Exhibit 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

As a consequence of the amendment and restatement of the Bye-laws, the rights of the holders of the Company’s Common Shares were modified. A description of the share capital of the Company, after giving effect to the amendment and restatement, and the resulting rights of the holders of Common Shares, is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors and Certain Officers

Pursuant to the terms of the Merger Agreement, effective upon consummation of the Merger on March 13, 2013, Susan Patschak resigned as CHBL’s Chief Executive Officer and Robert Law resigned as CHBL’s principal financial officer and principal accounting officer. In addition, Ms. Patschak, Mr. Law, Michael C. Watson and Andre Perez each resigned as a member of CHBL’s board of directors.

Appointment of Certain Officers

Effective upon consummation of the Merger on March 13, 2013, Michael H. Lee was appointed Chairman, President and Chief Executive Officer; William E. Hitselberger was appointed Executive Vice President and Chief Financial Officer; Elliot S. Orol was appointed Senior Vice President, General Counsel and Secretary; William F. Dove was appointed Senior Vice President and Chief Actuary; and James E. Roberts was appointed Senior Vice President, Reinsurance.

The following is a brief biographical summary for each of Mr. Lee, Mr. Hitselberger, Mr. Orol, Mr. Dove and Mr. Roberts as of February 26, 2013:

Michael H. Lee, age 55, currently serves as Chairman of the Board of Directors, President and Chief Executive Officer of TGI and has held these positions at TGI since its formation in 1995. Before founding TGI’s first insurance subsidiary, Tower Insurance Company of New York, in 1990, Mr. Lee was an attorney in private practice specializing in advising entrepreneurs on the acquisition, sale and formation of businesses in various industries. Mr. Lee received a B.A. in Economics from Rutgers University in 1980 and a J.D. from Boston College Law School in 1983. He is admitted to practice law in New York and New Jersey. Mr. Lee has worked in the insurance industry for over 20 years with experience in insurance, finance, underwriting, sales and marketing, claims management and administration and law. Mr. Lee also served as Chairman, President and Chief Executive Officer of CastlePoint Holdings, Ltd. from its formation in 2006 until its merger into TGI in February 2009. Mr. Lee joined the Board of Directors of Canopius upon the completion of its acquisition of Omega in August 2012.

William E. Hitselberger, age 54, joined TGI in December 2009 as Senior Vice President and became Chief Financial Officer in March 2010. Before joining TGI, Mr. Hitselberger served as Executive Vice President and Chief Financial Officer of PMA Capital Corporation from April 2004 to November 2009 and as Senior Vice President, Chief Financial Officer and Treasurer from June 2002 to March 2004. Prior to this, he served as Vice President of The PMA Insurance Group from 1996 to 2002. Mr. Hitselberger is a Certified Public Accountant and a Chartered Financial Analyst. Mr. Hitselberger graduated from the University of Pennsylvania, where he received a B.S. in Economics in 1980.

Elliot S. Orol, age 56, joined TGI in December 2008 as Senior Vice President, General Counsel and Secretary. Before joining TGI, Mr. Orol served until November 2008 at The Navigators Group, Inc. as Chief Compliance Officer from November 2004, Senior Vice President and General Counsel from May 2005, and Secretary from May 2006. Prior to joining Navigators, Mr. Orol was in private legal practice and, from 2002 to 2003, served as Managing Director and General Counsel of Gerling Global Financial Products, Inc. From 1999 through 2001, he was a partner with the law firm of Cozen O’Connor. He served from 1996-1999 as Vice President, General Counsel and Secretary of the GRE Insurance Group, and from 1987-1996 as Vice President of The Continental Insurance Company. Mr. Orol received a B.S. in Mathematics from the State University of New York at Binghamton, a J.D. from the University of Chicago Law School and an M.B.A. from the University of Chicago Graduate School of Business.

William F. Dove, age 46, joined TGI in October 2011 as Senior Vice President and Chief Risk Officer, and became Chief Actuary in January 2012. Before joining TGI, Mr. Dove served in a series of roles with various subsidiaries of ACE Limited since 2003, most recently as Chief Operating Officer and Chief Actuary of Brandywine Group Holdings since 2007. Prior to that, he served as Chief Technical Officer of ACE Risk Management from 2006 to 2007 and as President of ACE Financial Solutions from 2004 to 2006. From 1995 to 2003, he served as Senior Vice President and Chief Pricing Actuary for Centre Insurance Company. From 1991 to 1995 he served as Assistant Vice President for Continental Insurance Company. He currently serves on the Audit & Compliance Committee of the Princeton Family YMCA. He is a Fellow of the Casualty Actuarial Society, an Associate of the Society of Actuaries, a member of the American Academy of Actuaries and a Chartered Enterprise Risk Analyst. He holds a B.A. in Mathematics from Haverford College in Haverford, PA.

James E. Roberts, age 67, joined TGI in October 2009 as as Managing Vice President—Corporate Underwriting, and became Senior Vice President in May 2011. Before joining TGI, Mr. Roberts was employed by AequiCap Group where he served as President of AequiCap Insurance Company from January 2006 to October 2009 and President of AequiCap Program Administrators from September 2007 to October 2009. From November 2002 to October 2005,

Mr. Roberts was Executive Vice President and Chief Underwriting Officer of the Reinsurance Division of Alea North America Company and Senior Vice President of Alea North America Insurance Company. From May 1995 to November 2002, Mr. Roberts was employed by Trenwick Group, Ltd. and its predecessor company, Trenwick Group, Inc. At Trenwick, he served from October 1999 to November 2002 as Chairman and Chief Executive Officer of the Insurance Corporation of New York, Dakota Specialty Insurance Company and Recor Insurance Company Inc. From March 2000 to November 2002, he served as Chairman and Chief Executive Officer and from October 1999 to March 2000, he served as Vice Chairman of Chartwell Reinsurance Company. From May 1995 to March 2000, he was Vice Chairman of Trenwick America Reinsurance Corporation, where he was co-head of the Company’s Underwriting Department. Since June 1995, Mr. Roberts has been a Director of Harris & Harris Group, Inc., a venture capital firm specializing in active, early stage investments in transformative nanotechnology companies. He has served as Lead Independent Director of the Board of Harris & Harris since May 2011. Mr. Roberts graduated from Cornell University (A.B.).

Upon consummation of the Merger, the Company adopted and assumed the Tower 2004 Long Term Equity Compensation Plan. These newly appointed officers will be entitled to participate in such plan. A description of such plan is incorporated by reference to the disclosures under the heading “Compensation Discussion and Analysis—Summary of Key Agreements—2004 Long Term Equity Compensation Plan” in TGI’s 2012 Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 16, 2012.

Election of New Directors

Effective upon consummation of the Merger on March 13, 2013, the following individuals were elected to the Company’s board of directors: Michael H. Lee; Charles A. Bryan; William W. Fox, Jr.; William A. Robbie; Steven W. Schuster; Robert S. Smith; Jan R. Van Gorder; and Austin P. Young, III. Each of Mr. Bryan, Mr. Fox, Mr. Robbie, Mr. Schuster, Mr. Smith, Mr. Van Gorder and Mr. Young is independent within the meaning of the rules of The NASDAQ Global Select Market.

Item 8.01. Other Events.

Successor Issuer

In connection with the Merger and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is the successor issuer to TGI and has succeeded to the attributes of TGI as the registrant, including TGI’s SEC file number. The Company’s common shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC using TGI’s SEC file number (000-50990). The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

The Company’s common shares are listed on The NASDAQ Stock Market LLC and trade on the NASDAQ Global Select Market under the symbol “TWGP.” The CUSIP number for the Company’s common shares is G8988C105.

Section 16 Reporting

As previously disclosed, at the effective time of the Merger, each share of TGI stock was canceled and automatically converted into and became the right to receive 1.1330 Common Shares of the Company. As a result, each director and officer (for purposes of Section 16 of the Exchange Act) of TGI is required to file a Form 4 evidencing the disposition of shares of TGI common stock, a Form 3 evidencing his or her status as a new director or officer of the Company and a Form 4 evidencing his or her acquisition of the common shares in the Company. No shares were sold into or purchased from the market in connection with the dispositions and acquisitions reflected on these Form 4s.

Press Release Announcing Merger

On March 13, 2013, the Company issued a press release announcing the closing of the Merger. The Company’s press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference.

Delivery of Tax Opinion

On March 13, 2013, Debevoise & Plimpton LLP, special United States tax counsel to TGI, furnished an opinion to TGI in connection with the Merger. The Debevoise & Plimpton LLP opinion is attached as Exhibit 8.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

Financial statements of businesses acquired

The financial statements of TGI as the business acquired are incorporated by reference to the audited consolidated financial statements of TGI contained on pages F-1 through F-50 of the TGI Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the SEC on March 4, 2013, as amended by Amendment No. 1 to the Form 10-K filed with the SEC on March 13, 2013.

Pro forma financial information

The pro forma financial information for the Merger is incorporated by reference to the disclosures under the headings “Unaudited Pro Forma Combined Financial Data” and “Comparative Historical and Unaudited Pro Forma Per Share Data” in the Proxy Statement/Prospectus.

Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 30, 2012, among Tower Group, Inc., the Registrant, Canopius Mergerco, Inc. and Condor 1 Corporation (incorporated herein by reference to Exhibit 2.1 in the Current Report of Tower Group, Inc. (File No. 000-50990) filed with the SEC on July 31, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012, among Canopius Holdings Bermuda Ltd., Canopius Mergerco, Inc., Condor 1 Corporation and Tower Group, Inc. (incorporated herein by reference to Exhibit 2.1 in the Current Report of Tower Group, Inc. (File No. 000-50990) filed with the SEC on November 13, 2012).

3.1*	Memorandum of Association of Tower Group International, Ltd.

3.2*	Amended and Restated Bye-laws of Tower Group International, Ltd.

4.1	Indenture, dated as of September 20, 2010, between Tower Group, Inc. and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 in the Current Report on Form 8-K of Tower Group, Inc. (File No. 000-50990) filed with the SEC on September 20, 2010).

8.1*	Opinion of Debevoise & Plimpton LLP with respect to certain tax matters.

10.1*	Form of Indemnification Agreement to be entered into by and between Tower Group International, Ltd. and certain of its directors, officers and employees.

10.2*	Registration Rights Agreement, dated as of March 13, 2013, by and among Canopius Holdings Bermuda Limited (now known as Tower Group International, Ltd.) and certain shareholders of Canopius Holdings Bermuda Limited.

10.3*	Guarantee of Tower Group International, Ltd., dated as of March 13, 2013.

23.1*	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1).

99.1*	Description of Tower Group International, Ltd. Share Capital.

99.2*	Press Release, dated March 13, 2013.

*	Filed herewith

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tower Group International, Ltd.
Registrant

Date: March 13, 2013	/s/ William E. Hitselberger
WILLIAM E. HITSELBERGER
Executive Vice President,
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of July 30, 2012, among Tower Group, Inc., the Registrant, Canopius Mergerco, Inc. and Condor 1 Corporation (incorporated herein by reference to Exhibit 2.1 in the Current Report of Tower Group, Inc. (File No. 000-50990) filed with the SEC on July 31, 2012).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of November 8, 2012, among Canopius Holdings Bermuda Ltd., Canopius Mergerco, Inc., Condor 1 Corporation and Tower Group, Inc. (incorporated herein by reference to Exhibit 2.1 in the Current Report of Tower Group, Inc. (File No. 000-50990) filed with the SEC on November 13, 2012).

3.1*	Memorandum of Association of Tower Group International, Ltd.

3.2*	Amended and Restated Bye-laws of Tower Group International, Ltd.

4.1	Indenture, dated as of September 20, 2010, between Tower Group, Inc. and U.S. Bank National Association (incorporated herein by reference to Exhibit 4.1 in the Current Report on Form 8-K of Tower Group, Inc. (File No. 000-50990) filed with the SEC on September 20, 2010).

8.1*	Opinion of Debevoise & Plimpton LLP with respect to certain tax matters.

10.1*	Form of Indemnification Agreement to be entered into by and between Tower Group International, Ltd. and certain of its directors, officers and employees.

10.2*	Registration Rights Agreement, dated as of March 13, 2013, by and among Canopius Holdings Bermuda Limited (now known as Tower Group International, Ltd.) and certain shareholders of Canopius Holdings Bermuda Limited.

10.3*	Guarantee of Tower Group International, Ltd., dated as of March 13, 2013.

23.1*	Consent of Debevoise & Plimpton LLP (included in Exhibit 8.1).

99.1*	Description of Tower Group International, Ltd. Share Capital.

99.2*	Press Release, dated March 13, 2013.

*	Filed herewith